Investor Relations: Todd Taylor	Media Relations: Timothy G. Weir, APR
Email: ttaylor@accuridecorp.com	Email: tweir@accuridecorp.com
Phone: (812) 962-5105	Phone: (812) 962-5128

FOR IMMEDIATE RELEASE

Accuride Reports Third Quarter 2013 Results; Updates Guidance
•	Third-quarter 2013 results from continuing operations included:
o	Net sales of $155.3 million, compared to $187.3 million in Q3 2012, and $179.9 million in the prior quarter
o	Operating loss of $0.7 million, compared to an operating loss of $7.8 million in Q3 2012, and operating income of $6.0 million in the prior quarter
o	Net loss from continuing operations of $8.4 million, or ($0.18) per share, compared to a net loss of $15.8 million in Q3 2012, and a net loss of $5.1 million in the prior quarter
o	Adjusted EBITDA of $11.2 million, compared to $12.3 million in Q3 2012, and $17.8 million in the prior quarter
•	Refinanced $100 million ABL and sold non-core Imperial Group business, strengthening liquidity
•	Continued to align cost structure to market conditions through reductions in SG&A and other fixed costs
•	Relocated distribution center operations to Batavia, Ill., for greater operational efficiency

EVANSVILLE, Ind. – November 1, 2013 – Accuride Corporation (NYSE: ACW) – a leading supplier of components to the North American commercial vehicle industry – today reported financial results for the third quarter ended September 30, 2013.

Accuride third quarter 2013 net sales from continuing operations were $155.3 million, compared with $187.3 million in the same period in 2012, a decline of 17.1 percent, reflecting the impact of macro-economic and industry conditions on its businesses.  Third quarter net sales from continuing operations decreased $24.6 million, or 13.7 percent, from Q2 2013.  The Company experienced an operating loss of $0.7 million for the third quarter, as compared to an operating loss of $7.8 million in the third quarter of 2012.  The Company reported a net loss of $8.4 million, or ($0.18) per share during the quarter, as compared to a net loss of $15.8 million, or ($0.33) per share in the prior-year quarter.  Third quarter Adjusted EBITDA from continuing operations declined 8.9 percent year-over-year to $11.2 million, resulting in an Adjusted EBITDA margin of 7.2 percent, compared to 6.6 percent in the same quarter of 2012.  This compares to an Adjusted EBITDA of $17.8 million and an Adjusted EBITDA margin of 9.9 percent in Q2 2013.  The $10.2 million loss from Discontinued Operations for Q3 2013 included a loss on the sale of the Imperial business of $12.2 million, and income recognized of $2.0 million from an earn-out associated with the sale of Fabco in 2011.  As of September 30, 2013, Accuride had $28.0 million of cash plus $34.4 million in availability under its ABL Credit Facility, for total liquidity of $62.4 million.

Commenting on Accuride’s third-quarter results, President and Chief Executive Officer Rick Dauch said, “Weaker-than-expected North American commercial vehicle industry demand challenged us this quarter as the pick-up in volumes the industry had expected failed to materialize.  Results in our core business reflected headwinds from sluggish OEM production and aftermarket conditions in a market that grew increasingly competitive.  Continued weakness in Brillion’s construction, mining equipment and oil and gas markets further restrained its recovery.  We continue to take aggressive actions to reduce costs, improve liquidity and strengthen our core business:

•	Refinanced our ABL Credit Facility and sold the Imperial business unit to strengthen our liquidity position,
•	Continued to lower fixed costs through selective SG&A and overhead reductions, and
•	Relocated our distribution center from Whitestown, Ind. to Batavia, Ill. to reduce operational costs.

“The resulting improvements in our financial flexibility, cost structure, operational performance and competitiveness position us to weather the commercial vehicle and industrial market headwinds as we work to add profitable additional volume across our more capable and efficient North American production assets,” Dauch added.

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Industry Conditions

North American commercial vehicle production was mixed during the quarter.  Class 8 vehicle production declined 1.8 percent from the third quarter of 2012, instead of growing as had been projected, while Trailer builds rose 4.6 percent.  Medium-duty truck production grew 20.3 percent year-over-year due to the strengthening U.S. housing market and pent-up replacement demand.  Industry analysts lowered their full-year projections for the NAFTA Class 8 market to reflect OEMs reducing their second-half build schedules to align production with incoming demand.  Most fleets are sufficiently profitable to replace aging equipment; however, the economy’s slow-growth pace is preventing them from adding the capacity that would drive production growth at this time.  The core construction, mining equipment and oil and gas markets Brillion serves remain weak and are not expected to recover before the fourth quarter of 2014.

Third Quarter Business Segment Results

Accuride Wheels
Accuride Wheels segment net sales were $88.0 million, down $10.3 million, or 10.5 percent, from the same period in 2012.  A combination of OEM market share changes, continued competitive pressure in the segment and a decline in military volume and pricing account for this change.  Wheels’ Adjusted EBITDA was $17.0 million, a decrease of $2.4 million, or 12.2 percent from the third quarter of 2012.

Gunite
Gunite segment net sales were $40.8 million, down $8.8 million, or 17.7 percent, from the third quarter of 2012.  Low-cost offshore competition continued to impact sales, with OEM sales down and aftermarket sales essentially flat year-over-year.  Gunite’s Adjusted EBITDA was $1.5 million, compared to negative $1.7 million in the third quarter of 2012, and positive $4.6 million in Q2 2013.  Gunite continued to lower its breakeven point during the quarter.

Brillion Iron Works
Brillion Iron Works’ third quarter net sales were $26.5 million, down $12.9 million, or 32.7 percent, from the third quarter of 2012 due to market weakness and customer inventory reductions, while its Adjusted EBITDA was $1.4 million, a drop of $2.4 million, or 63.2 percent, from the third quarter of 2012, and down 57.6 percent from $3.3 million in Q2 2013.  Global economic forces continued to impact Brillion’s core construction, mining equipment and oil and gas markets, which are not expected to recover before the fourth quarter of 2014.  To mitigate the impact of continued weakness in its core markets, Brillion continued to take actions to lower its breakeven level and realign its cost structure consistent with market demand.

Liquidity and Debt

As of September 30, 2013, total debt was $339.9 million, consisting of $304.9 million of our outstanding 9.5% senior secured notes, net of discount, and a $35.0 million draw on its ABL Credit Facility, which is a reduction of $10 million from the previous quarter.  As of September 30, 2013, Accuride had $28.0 million of cash plus $34.4 million in availability under its ABL Credit Facility, for total liquidity of $62.4 million.   Two key developments improved liquidity.  On July 11, 2013, Accuride closed on a new $100 million ABL Credit Facility that replaced its previous $100 million Senior Secured Credit Facility. On August 1, 2013, Accuride sold its non-core Imperial Group business for $30 million in cash plus a contingent earn-out of up to $2.25 million.  On October 25, 2013, we received the $2.0 million earn-out from our sale of the Fabco business unit.  Greg Risch, Vice President and Chief Financial Officer, commented, “These two actions – combined with disciplined trade working capital management and reduced capital spending – give Accuride the financial flexibility and cash resources needed to operate our business through industry and economic headwinds until our core markets recover.”

Outlook and Summary – Positioned for Market Recovery

“With our major investments and operational restructuring now substantially complete, we are transitioning from the ‘Fix’ to the ‘Grow’ portion of our business strategy here at Accuride,” said Rick Dauch.  “Our upgraded capabilities are restoring our reputation as a dependable supplier to customers.  However, market conditions for commercial vehicle and industrial equipment remain weak.  We are focused on managing the things within our control – including tightly managing trade working capital, optimizing our cost structure and selectively reducing capital spending – to lower our breakeven point and improve cash flow.  We are pursuing opportunities to leverage our operational competitiveness to win additional OEM and aftermarket business in North America.  We are strategically positioning Accuride to capitalize on the global commercial vehicle market’s expected recovery and deliver profitable performance when headwinds lift.”

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Updated 2013 Financial Guidance and 2014 Outlook

Based on the Company’s year-to-date results, expected slow-to-no-growth near-term conditions in the North American commercial vehicle market and continued weakness in Brillion’s end markets, Accuride management now expects the Company’s 2013 net sales to be in the range of $625 million to $650 million, and Adjusted EBITDA ranging from $45 to $50 million for the year.  Looking forward to 2014, Accuride management expects the North American commercial vehicle industry to be up between zero to five percent, and the industrial end markets Brillion serves to be flat year-over-year.

Earnings Conference Call Information

Accuride will hold a conference call to discuss the financial and operational results of its 2013 Third Quarter on Friday, November 1, 2013, beginning at 2:30 p.m. CDT.  Analysts and investors may participate by dialing (800) 708-4540 in the United States, or (847) 619-6397 internationally, and using participant code 35957427.  A live webcast of the conference call can be accessed via the Investors section of the Company’s website at Accuridecorp.com/investors.  A replay of the call will be available from November 1, 2013, at 5:00 p.m. Central Time until November 8, 2013, at 11:59 p.m. Central Time by calling (888) 843-7419 in the United States, or (630) 652-3042 internationally, using access code 35957427.

About Accuride Corporation

With headquarters in Evansville, Ind., USA, Accuride Corporation is a leading supplier of components to the North American commercial vehicle industry. The company’s products include commercial vehicle wheels; wheel-end components and assemblies; and specialty cast-iron components for a range of agricultural, construction and mining, and oil and gas equipment applications. The company’s products are marketed under its brand names, which include Accuride®, Accuride Wheel End SolutionsTM, Gunite®, and BrillionTM. Accuride’s common stock trades on the New York Stock Exchange under the ticker symbol ACW. For more information, visit the Company’s website at http://www.accuridecorp.com.

Forward-Looking Statements
Statements contained in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Accuride’s expectations, hopes, beliefs, and intentions with respect to future results. Such statements are subject to the impact on Accuride’s business and prospects generally of, among other factors, market demand in the commercial vehicle industry, general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility and other risks detailed from time to time in Accuride’s Securities and Exchange Commission filings, including those described in Item 1A of Accuride’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012. Any forward-looking statement reflects only Accuride’s belief at the time the statement is made. Although Accuride believes that the expectations reflected in these forward-looking statements are reasonable, it cannot guarantee its future results, levels of activity, performance or achievements. Except as required by law, Accuride undertakes no obligation to update any forward-looking statements to reflect events or developments after the date of this news release.

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Three Months Operating Results

	Three Months Ended September 30,
(Dollars in thousands)	2013		2012

Net sales:
Wheels	$87,978	56.7%	$98,290	52.5%
Gunite	40,751	26.2%	49,592	26.5%
Brillion Iron Works	26,535	17.1%	39,373	21.0%
Total	$155,264	100%	$187,255	100%

Gross Profit	$10,270	6.6%	$5,996	3.2%

Income (loss) from Operations:
Wheels	$7,973	9.1%	$9,302	9.5%
Gunite	(150)	(0.4)%	(8,076)	(16.3)%
Brillion Iron Works	296	1.1%	2,510	6.4%
Corporate / Other	(8,844)	—%	(11,549)	—%
Total	$(725)	(0.5)%	$(7,813)	(4.2)%

Net (Loss)	$(8,395)	(5.4)%	$(15,813)	(8.4)%

Adjusted EBITDA
Wheels	$17,028	19.4%	$19,396	19.7%
Gunite	1,461	3.6%	(1,657)	(3.3)%
Brillion Iron Works	1,425	5.4%	3,757	9.5%
Corporate / Other	(8,709)	—%	(9,160)	—%
Continuing Operations	$11,205	7.2%	$12,336	6.6%

Brillion Farm	(87)	—	—	—
Imperial Group	(15)	(0.1)%	(1,610)	(5.8)%
Consolidated Total	$11,103	6.7%	$10,726	5.0%

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Nine Months Operating Results

	Nine Months Ended September 30,
(Dollars in thousands)	2013		2012

Net sales:
Wheels	$280,608	56.3%	$328,115	50.8%
Gunite	131,354	26.4%	185,435	28.7%
Brillion Iron Works	86,230	17.3%	132,509	20.5%
Total	$498,192	100%	$646,059	100%

Gross Profit	$35,254	7.1%	$53,743	8.3%

Income (loss) from Operations:
Wheels	$25,467	9.1%	$43,850	13.4%
Gunite	1,396	1.1%	(12,119)	(6.5)%
Brillion Iron Works	2,726	3.2%	13,281	10.0%
Corporate / Other	(29,152)	—%	(35,226)	—%
Total	$437	0.1%	$9,786	1.5%

Net (Loss)	$(28,253)	(5.7)%	$(18,832)	(2.9)%

Adjusted EBITDA
Wheels	$53,754	19.2%	$73,532	22.4%
Gunite	5,485	4.2%	(83)	—%
Brillion Iron Works	6,434	7.5%	16,999	12.8%
Corporate / Other	(28,456)	—%	(30,850)	—%
Continuing Operations	$37,217	7.5%	$59,598	9.2%

Brillion Farm	(87)	—	—	—
Imperial Group	(719)	(1.0)%	(1,921)	(1.8)%
Consolidated Total	$36,411	6.4%	$57,677	7.7%

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ACCURIDE CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND
COMPREHENSIVE INCOME (LOSS)
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands except per share data)	2013	2012	2013	2012

NET SALES	$155,264	$187,255	$498,192	$646,059
COST OF GOODS SOLD	144,994	181,259	462,938	592,316
GROSS PROFIT	10,270	5,996	35,254	53,743
OPERATING EXPENSES:
Selling, general and administrative	10,995	13,809	34,817	43,957
INCOME (LOSS) FROM OPERATIONS	(725)	(7,813)	437	9,786
OTHER INCOME (EXPENSE):
Interest expense, net	(8,711)	(8,921)	(26,562)	(26,324)
Other income, net	546	815	250	536
LOSS BEFORE INCOME TAXES FROM CONTINUING OPERATIONS	(8,890)	(15,919)	(25,875)	(16,002)
INCOME TAX PROVISION (BENEFIT)	(495)	(106)	2,378	2,830
LOSS FROM CONTINUING OPERATIONS	(8,395)	(15,813)	(28,253)	(18,832)
DISCONTINUED OPERATIONS, NET OF TAX	(10,220)	(1,866)	(11,671)	(2,637)
NET LOSS	$(18,615)	$(17,679)	$(39,924)	$(21,469)
Weighted average common shares outstanding—basic	47,588	47,408	47,535	47,368
Basic loss per share – continuing operations	$(0.18)	$(0.33)	$(0.59)	$(0.40)
Basic loss per share – discontinued operations	(0.21)	(0.04)	(0.25)	(0.05)
Basic loss per share	$(0.39)	$(0.37)	$(0.84)	$(0.45)
Weighted average common shares outstanding—diluted	47,588	47,408	47,535	47,368
Diluted loss per share – continuing operations	$(0.18)	$(0.33)	$(0.59)	$(0.40)
Diluted loss per share – discontinued operations	(0.21)	(0.04)	(0.25)	(0.05)
Diluted loss per share	$(0.39)	$(0.37)	$(0.84)	$(0.45)
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX:
Defined Benefit Plans	1,433	(317)	2,181	(356)
COMPREHENSIVE LOSS	$(17,182)	$(17,996)	$(37,743)	$(21,825)

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ACCURIDE CORPORATION
ADJUSTED EBITDA FROM CONTINUING OPERATIONS
(UNAUDITED)

	Three Months Ended September 30,
(In thousands)	2013	2012

Net loss from continuing operations	$(8,395)	$(15,813)
Income tax expense (benefit)	(495)	(106)
Interest expense, net	8,711	8,921
Depreciation and amortization	11,023	12,897
Restructuring, severance and other charges1	310	6,587
Other items related to our credit agreement2	51	(150)
Adjusted EBITDA	$11,205	$12,336

Note:
1)
For the three months ended September 30, 2013, Adjusted EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization, plus $0.3 million in costs associated with restructuring items.  For the three months ended September 30, 2012, Adjusted EBITDA represents net income before net interest expense, income tax benefit, depreciation and amortization, plus $6.6 million in costs associated with restructuring items.

2)
Items related to our credit agreement refer to amounts utilized in the calculation of financial covenants in Accuride’s senior credit facility.  For the three months ended September 30, 2013, items related to our credit agreement consisted of foreign currency losses and other income or expenses of $0.1 million.  For the three months ended September 30, 2012, items related to our credit agreement consisted of foreign currency income and other income or expenses of $0.1 million.

	Nine Months Ended September 30,
(In thousands)	2013	2012

Net loss from continuing operations	$(28,253)	$(18,832)
Income tax expense	2,378	2,830
Interest expense, net	26,562	26,324
Depreciation and amortization	32,659	37,749
Restructuring, severance and other charges1	1,312	9,683
Other items related to our credit agreement2	2,559	1,844
Adjusted EBITDA	$37,217	$59,598

Note:
1)
For the nine months ended September 30, 2013, Adjusted EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization, plus $1.3 million in costs associated with restructuring items.  For the nine months ended September 30, 2012, Adjusted EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization, plus $9.7 million in costs associated with restructuring items.

2)
Items related to our credit agreement refer to amounts utilized in the calculation of financial covenants in Accuride’s senior credit facility.  For the nine months ended September 30, 2013, items related to our credit agreement consisted of foreign currency income and other income or expenses of $2.6 million.  For the nine months ended September 30, 2012, items related to our credit agreement consisted of foreign currency income and other income or expenses of $1.8 million.

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ACCURIDE CORPORATION
SEGMENT ADJUSTED EBITDA RECONCILIATION
(UNAUDITED)

	Three Months Ended September 30, 2013
(In thousands)	Income (loss) from Operations	Depreciation and Amortization	Other	Adjusted EBITDA
Wheels	$7,973	$7,835	$1,220	$17,028
Gunite	(150)	1,443	168	1,461
Brillion Iron Works	296	1,098	31	1,425
Corporate / Other	(8,844)	780	(645)	(8,709)
Continuing Operations	$(725)	$11,156	$774	$11,205

Brillion Farm	(87)	—	—	(87)
Imperial Group	(148)	133	—	(15)
Consolidated Total	$(960)	$11,289	$774	$11,103

	Three Months Ended September 30, 2012
(In thousands)	Income (loss) from Operations	Depreciation and Amortization	Other	Adjusted EBITDA
Wheels	$9,302	$8,333	$1,761	$19,396
Gunite	(8,076)	2,655	3,764	(1,657)
Brillion Iron Works	2,510	1,217	30	3,757
Corporate / Other	(11,549)	948	1,441	(9,160)
Continuing Operations	$(7,813)	$13,153	$6,996	$12,336

Brillion Farm	—	—	—	—
Imperial Group	(1,891)	256	25	(1,610)
Consolidated Total	$(9,704)	$13,409	$7,021	$10,726

	Nine Months Ended September 30, 2013
(In thousands)	Income (loss) from Operations	Depreciation and Amortization	Other	Adjusted EBITDA
Wheels	$25,467	$23,808	$4,479	$53,754
Gunite	1,396	3,421	668	5,485
Brillion Iron Works	2,726	3,281	427	6,434
Corporate / Other	(29,152)	3,029	(2,333)	(28,456)
Continuing Operations	$437	$33,539	$3,241	$37,217

Brillion Farm	(87)	—	—	(87)
Imperial Group	(1,649)	880	50	(719)
Consolidated Total	$(1,299)	$34,419	$3,291	$36,411

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	Nine Months Ended September 30, 2012
(In thousands)	Income (loss) from Operations	Depreciation and Amortization	Other	Adjusted EBITDA
Wheels	$43,850	$24,443	$5,239	$73,532
Gunite	(12,119)	7,772	4,264	(83)
Brillion Iron Works	13,281	3,628	90	16,999
Corporate / Other	(35,226)	2,622	1,754	(30,850)
Continuing Operations	$9,786	$38,465	$11,347	$59,598

Brillion Farm	—	—	—	—
Imperial Group	(2,712)	716	75	(1,921)
Consolidated Total	$7,074	$39,181	$11,422	$57,677

We define Adjusted EBITDA as our net income or loss before income tax expense or benefit, interest expense, net, depreciation and amortization, restructuring, severance, and other charges, impairment, and currency losses, net. Adjusted EBITDA has been included because we believe that it is useful for us and our investors to measure our ability to provide cash flows to meet debt service.  Adjusted EBITDA should not be considered an alternative to net income (loss) or other traditional indicators of operating performance and cash flows determined in accordance with accounting principles generally accepted in the United States (“GAAP”).  We present the table of Adjusted EBITDA because covenants in the agreements governing our material indebtedness contain ratios based on this measure on a quarterly basis.  While Adjusted EBITDA is used as a measure of liquidity and the ability to meet debt service requirements, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculations.

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ACCURIDE CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	September 30,	December 31,
(In thousands, except for share and per share data)	2013	2012
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$27,993	$26,751
Customer receivables, net of allowance for doubtful accounts of $287and $549 in 2013 and 2012, respectively	60,432	56,888
Other receivables	11,129	7,708
Inventories	48,823	61,192
Deferred income taxes	4,592	4,591
Prepaid expenses and other current assets	11,323	5,584
Assets held for sale	1,293	—
Total current assets	165,585	162,714
PROPERTY, PLANT AND EQUIPMENT, net	221,618	267,377
OTHER ASSETS:
Goodwill	100,697	100,697
Other intangible assets, net	127,463	134,180
Deferred financing costs, net of accumulated amortization of $3,292 and $4,127 in 2013 and 2012, respectively	6,798	6,741
Deferred income tax	4,543	5,052
Other	1,317	1,055
TOTAL	$628,021	$677,816
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$51,206	$59,181
Accrued payroll and compensation	8,834	10,726
Accrued interest payable	5,218	12,543
Accrued workers compensation	3,860	5,868
Accrued and other liabilities	18,040	18,443
Total current liabilities	87,158	106,761
LONG-TERM DEBT	339,921	324,133
DEFERRED INCOME TAXES	19,299	19,021
NON-CURRENT INCOME TAXES PAYABLE	8,211	8,211
OTHER POSTRETIREMENT BENEFIT PLAN LIABILITY	83,422	82,689
PENSION BENEFIT PLAN LIABILITY	47,666	56,438
OTHER LIABILITIES	13,473	15,690
COMMITMENTS AND CONTINGENCIES (Note 7)	—	—
STOCKHOLDERS’ EQUITY:
Preferred Stock, $0.01 par value; 10,000,000 shares authorized	—	—
Common Stock, $0.01 par value; 80,000,000 shares authorized, 47,515,155 and 47,385,314 shares issued and outstanding at September 30, 2013 and December 31, 2012, respectively, and additional paid-in-capital	440,018	438,277
Accumulated other comprehensive loss	(49,653)	(51,834)
Accumulated deficiency	(361,494)	(321,570)
Total stockholders’ equity	28,871	64,873
TOTAL	$628,021	$677,816

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